Exhibit 10.1

                               COMCAST CORPORATION

                             1987 STOCK OPTION PLAN
                             ----------------------

             (As Amended and Restated, Effective November 18, 2002)

                  1. Background and Purpose.
                     ----------------------
                   COMCAST CORPORATION, a Pennsylvania corporation (formerly known as AT&T Comcast Corporation), hereby amends and restates the Comcast Corporation 1987 Stock Option Plan, As Amended and Restated, Effective November 18, 2002, (the "Plan"), effective November 18, 2002, upon the consummation of the combination of Comcast Holdings Corporation (formerly known as Comcast Corporation) and Comcast Cable Communications Holdings, Inc. (formerly known as AT&T Broadband Corp.) (the "AT&T Broadband Transaction").

                  The Company originally adopted the Comcast Corporation 1987 Stock Option Plan effective January 5, 1987. The Plan was originally intended as an additional incentive to employees and non-employee members of the Board of Directors (together the "Optionees") to enter into or remain in the employ of the Company or any Affiliate (as defined below) or to serve on the Board of Directors of the Company or any Affiliate and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Class A Special Common Stock, par value, $1.00 per share. Each Option granted under the Plan to an employee of the Company or an Affiliate was intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes, except to the extent any such ISO grant exceed the applicable limitation on the amount of Options that could be granted as ISOs under the Code, and except for any Option specifically designated at the time of grant as not being an ISO.

                  No additional Options may be granted under the Plan. Upon the consummation of the AT&T Broadband Transaction, each Option to acquire Class A Special Common Stock, par value, $1.00 per share of Comcast Holdings Corporation (formerly known as Comcast Corporation), shall automatically become an option to acquire Class A Special Common Stock, par value $0.01 per share, of Comcast Corporation (formerly known as AT&T Comcast Corporation), a Pennsylvania corporation. For purposes of the Plan, upon the consummation of the AT&T Broadband Transaction, all references to the term "Common Stock" shall be treated as a reference to the Class A Special Common Stock, par value $0.01 per share, of Comcast Corporation (each, a "Share").

                  2. Administration.
                     --------------
                   The Plan shall be administered by the Board of Directors of Comcast Corporation ("the Sponsor"), or by the Compensation Committee of such Board of Directors, or by any other committee or subcommittee designated by such Board of Directors.

                           (a) Meetings.
                               --------
                        The Board or Committee administering Options outstanding under the Plan (the "Committee") shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                           (b) Grants.  No  additional  Options shall be granted
under the Plan.                ------

                           (c) Exculpation.
                               -----------
                   No member of the Board of Directors of the Sponsor or of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless (i) the director or member of the Committee has breached or failed to perform the duties of his office and
(ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this
Section 2(c) shall not apply to the responsibility or liability of a director or a member of the Committee pursuant to any criminal statute.

                           (d)  Indemnification.
                                ---------------
                   Each member of the Board of Directors of the Sponsor or of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's by-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the action, suit or proceeding.

                  3.  Eligibility.
                      -----------
                   No individuals are eligible to receive additional grants of Options under the Plan.

                  4.  Term of  Plan.
                      -------------
                   The Plan was originally effective as of January 5, 1987. No additional Options may be granted under the Plan.

                  5. Terms and Conditions of Options.
                     --------------------------------
                   The rules governing the grant, terms and expiration of Options granted pursuant to the Plan are contained in the Comcast Corporation 1987 Stock Option Plan as in effect immediately before the consummation of the AT&T Broadband Transaction, and as evidenced by written documents (the "Option Documents") previously issued pursuant to the Plan, and as may amended by mutual consent of the Sponsor, as successor to the Company, and the Optionee or the Optionee's successor-in-interest.

                  6. Medium of Payment For Option Shares.
                     -----------------------------------
                   An Optionee shall pay for Shares deliverable on the exercise of an Option ("Option Shares") (i) in cash, (ii) by certified check payable to the order of the Sponsor, or (iii) by a combination of the foregoing. To the extent that an Option Document provides that payment may be made all or in part in Other Available Shares; provided, however, that Option Shares may not be paid for in shares of Comcast Corporation Class A or Class A Special Common Stock if such method of payment would result in liability under section 16(b) of the Securities Exchange Act of 1934 to an Optionee. Except as otherwise provided by the Committee, if payment is made in whole or in part in shares of Comcast Corporation Class A or Class A Special Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Comcast Corporation Class A or Class A Special Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. Notwithstanding the foregoing, the Committee, in its sole discretion, may refuse to accept shares of Comcast Corporation Class A or Class A Special Common Stock in payment of the Option Price. In that event, any certificates representing shares of Comcast Corporation Class A or Class A Special Common Stock which were delivered to the Sponsor shall be returned to the Optionee with notice of the refusal of the Committee to accept such shares in payment of the Option Price. The Committee may impose such limitations and prohibitions on the use of shares of Comcast Corporation Class A or Class A Special Common Stock to exercise an Option as it deems appropriate.

         7.  Transfers.
             ---------
                   This Section 7 shall not apply to Options described in
Section 8.

                  (a) In General.
                      ----------
                   Except as provided in Section 7(b), no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him.

                  (b)   Transferable   Options.
                        ----------------------
                   The Committee may, in its discretion, at the time of grant of an Option that is not an ISO (an "NQO") or by amendment of an Option Document for an ISO or an NQO, provide that Options granted to or held by an Optionee may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee; provided further that (A) any such transfer is without consideration and (B) each transferee is a member of such Optionee's Immediate Family (as hereinafter defined); and provided further that any ISO granted pursuant to an Option Document which is amended to permit transfers during the lifetime of the Optionee shall, upon the effectiveness of such amendment, be treated thereafter as an NQO. No transfer of an Option shall be effective unless the Committee is notified of the terms and conditions of the transfer and the Committee determines that the transfer complies with the requirements for transfers of Options under the Plan and the Option Document. Any person to whom an Option has been transferred may exercise any Options only in accordance with the provisions of the Option Document and this Section 7. For purposes of this
Section 7, the term "Immediate Family" shall mean an Optionee's spouse and lineal descendants, any trust all beneficiaries of which are any of such persons and any partnership all partners of which are any of such persons.

                   (c)  Amendment.
                        ---------
                   The Committee shall have the right to amend Option Documents issued to an Optionee subject to his consent, except that the consent of the Optionee shall not be required for any amendment made pursuant to the rules of the Plan governing "Terminating Events."

                  8. Certain Options  Awarded to Brian L. Roberts.
                     --------------------------------------------
                   With respect to those Options awarded to Brian L. Roberts on January 8, 1992 and January 6, 1993 and which remain unexercised, and notwithstanding Section 7(b) of this Plan, the Committee may, in its discretion, amend such Options to provide that such Options may be transferred by Mr. Roberts, in whole or in part, to one or more transferees and exercised by any such transferee, provided that (i) any such transfer is without consideration, and (ii) each transferee is a member of Mr. Roberts' Immediate Family. "Immediate Family" shall mean Mr. Roberts' spouse, children, grandchildren, any trust all beneficiaries of which are such persons, and any partnership all partners of which are such persons. In the event the Committee so amends such Options, the Committee shall include in such amended Options such further provisions as it determines are necessary or appropriate at the time of such amendment to permit the Company to deduct compensation expenses recognized upon exercise of such options for federal or state income tax purposes.

                  9. Exercise.
                     --------
                   No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Sponsor that (2) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Sponsor, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Option Shares have not be registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Sponsor is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, and (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Sponsor be advised by counsel that issuance of shares should be delayed pending (A) registration under federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, the Sponsor may defer exercise of any Option granted hereunder until either such event in (A) or
(B) has occurred.

                  10.  Adjustments on Changes in Capitalization.
                       -----------------------------------------
                   The aggregate number of shares and class of shares as to which Options may be granted hereunder, the number of shares covered by each outstanding Option, and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Sponsor resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Sponsor which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Sponsor. The Committee shall have authority to determine the adjustments to be made under this Section 10 and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee.

                  11.  Amendment  of the Plan.
                       ----------------------
                   The Board or the Committee may amend the Plan from time to time in such manner as it may deem advisable.

                  12.  Continued  Employment.
                       ---------------------
                   The previous grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Sponsor or any Affiliate to retain the Optionee in the employ of the Sponsor or an Affiliate or as a member of the Board of Directors or in any other capacity.

                  13. Withholding of Taxes.
                      --------------------

                           (a) Whenever the Sponsor proposes or is required to
deliver or transfer Option Shares in connection with the exercise of an Option, the Sponsor shall have the right to (i) require the recipient to remit to the Sponsor an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Sponsor's obligation to make any delivery or transfer of Option Shares shall be conditioned on the recipient's compliance, to the Sponsor's satisfaction, with any withholding requirement.

                           (b) Except as otherwise provided in this Section
13(b), any tax liabilities incurred in connection with the exercise of an Option under the Plan other than an ISO shall be satisfied by the Sponsor's withholding a portion of the Option Shares underlying the Option exercised having a fair market value approximately equal to the minimum amount of taxes required to be withheld by the Sponsor under applicable law, unless otherwise determined by the Committee with respect to any participant. Notwithstanding the foregoing, the Committee may permit an Optionee to elect one or both of the following: (i) to have taxes withheld in excess of the minimum amount required to be withheld by the Sponsor under applicable law; provided that the Optionee certifies in writing to the Sponsor that the Optionee owns a number of Other Available Shares that is at least equal to the number to be withheld by the Sponsor for the then-current exercise on account of withheld taxes in excess of such minimum amount, and (ii) to pay to the Sponsor in cash all or a portion of the taxes to be withheld upon the exercise of an Option. In all cases, the Option Shares so withheld by the Sponsor shall have a fair market value that does not exceed the amount of taxes to be withheld minus the cash payment, if any, made by the Optionee. The fair market value of such shares shall be determined based on the last reported sale price of a share of Common Stock on the principal exchange on which the Common Stock is listed or, if not so listed, on the Nasdaq Stock Market on the last trading day prior to the date on which the Option is exercised. Any election pursuant to this Section 13(b) must be in writing made prior to the date specified by the Committee, and in any event prior to the date the amount of tax to be withheld or paid is determined. An election pursuant to this Section 13(b) may be made only by an Optionee or, in the event of the Optionee's death, by the Optionee's legal representative. No shares withheld pursuant to this Section 13(b) shall be available for subsequent grants under the Plan. The Committee may add such other requirements and limitations regarding elections pursuant to this Section 13(b) as it deems appropriate.

                  14.      Terminating Events.
                           ------------------
                           (a) The Sponsor shall give Optionees at least thirty
(30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. Upon receipt of such notice, and for a period of ten (10) days thereafter (or such shorter period as the Board shall reasonably determine and so notify the Optionees), each Optionee shall be permitted to exercise the Option to the extent the Option are then exercisable; provided that, the Sponsor
                                                      -------------
may, by similar notice, require the Optionee to exercise the Option, to the extent the Option is then exercisable, or to forfeit the Option (or portion thereof, as applicable). The Committee may, in its discretion, provide that upon the Optionee's receipt of the notice of a Terminating Event under this Section 14(a), the entire number of Shares covered by Options shall become immediately exercisable. Upon the close of the period described in this Section 14(a) during which an Option may be exercised in connection with a Terminating Event, such Option (including such portion thereof that is not exercisable) shall terminate to the extent that such Option have not theretofore been exercised.

                           (b) Notwithstanding Section 14(a), in the event the
Terminating Event is not consummated, the Option shall be deemed not to have been exercised and shall be exercisable thereafter to the extent it would have been exercisable if no such notice had been given.

                  15. Additional Definitions.
                      ----------------------
                           (a) "Affiliate."
                               ----------
                   For purposes of this Section 15, "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.


                           (b) "Board"
                                -----
                   means the board of directors of Comcast Corporation.


                           (c)  "Change of  Control"
                                 ------------------
                   means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of the Sponsor such that such Person has the ability to direct the management of the Sponsor, as determined by the Board in its discretion.

The Board may also determine that a Change of Control shall occur upon the completion of one or more proposed transactions. The Board's determination shall be final and binding.

                           (d) "Comcast Plan"
                                ------------
                   means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Sponsor or an Affiliate of the Sponsor, including, but not limited to this Plan, the Comcast Corporation 2002 Restricted Stock Plan, the Comcast Corporation 2002 Stock Option Plan and the AT&T Broadband Corp. Adjustment Plan.


                           (e) "Other  Available  Shares"
                                ------------------------
                   means, as of any date, the excess, if any of:

                                    (i) the total  number of Shares  owned by an
                                        Optionee; over

                                    (ii) the sum of:

                                            (A) the number of Shares owned by
such Optionee for less than six months; plus


                                            (B) the number of Shares owned by
such Optionee that has, within the preceding six months, been the subject of a withholding certification pursuant to Paragraph 13(b) or any similar withholding certification under any other Comcast Plan; plus

                                            (C) the number of Shares owned by
such Optionee that has, within the preceding six months, been received in exchange for Shares surrendered as payment, in full or in part, or as to which ownership was attested to as payment, in full or in part, of the exercise price for an option to purchase any securities of the Sponsor or an Affiliate of the Sponsor, under any Comcast Plan, but only to the extent of the number of Shares surrendered or attested to; plus

                                            (D) the number of Shares owned by
such Optionee as to which evidence of ownership has, within the preceding six months, been provided to the Sponsor (or, for prior to the consummation of the AT&T Broadband Transaction, the Company) in connection with the crediting of "Deferred Stock Units" to such Optionee's Account under the Comcast Corporation 2002 Deferred Stock Option Plan (as in effect from time to time).

For purposes of this Paragraph 14(e), a Share that is subject to a deferral election pursuant to another Comcast Plan shall not be treated as owned by an Optionee until all conditions to the delivery of such Share have lapsed. For purposes of determining the number of Other Available Shares, the term "Shares" shall also include the securities held by a Participant immediately before the consummation of the AT&T Broadband Transaction that became Common Stock as a result of the AT&T Broadband Transaction.

                           (f) "Person"
                                ------
                           means an individual, a corporation, a partnership, an
association, a trust or any other entity or organization.

                           (g)   "Sponsor"
                                  ------
                           means Comcast Corporation, a Pennsylvania
corporation, as successor to Comcast Holdings Corporation (formerly known as Comcast Corporation), including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

                           (h)  "Terminating  Event"
                                 ------------------
                           means any of the following events:

                                    (i) the liquidation of the Sponsor; or

                                    (ii) a Change of Control.

                           (i) "Third  Party"
                                ------------
                           means any Person, together with such Person's
Affiliates, provided that the term "Third Party" shall not include the Sponsor or an Affiliate of the Sponsor.


                  Executed as of the 18th day of November, 2002



                                           COMCAST CORPORATION




                                           BY:_______________________________




                                           ATTEST:___________________________